                                                                  Van Eck Global
--------------------------------------------------------------------------------
                                                     Worldwide Insurance Trust
--------------------------------------------------------------------------------

[GRAPHIC]                                                     SEMI-ANNUAL REPORT
                                                                   June 30, 2000


            discipline

                          Worldwide Real Estate Fund
allocation

                                                diversity




                         GLOBAL INVESTMENTS SINCE 1955

                           Worldwide Real Estate Fund

--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to report that global property stocks outperformed the general markets in the first six months of 2000. U.S. real estate stocks, as measured by the Morgan Stanley REIT Index (RMS)*, rose 13.31% compared to a 0.42% decline in the S&P 500 Index.** Global real estate securities, as measured by the Salomon Smith Barney World Property Index***, had a total return of 2.66% during the period. The Worldwide Real Estate Fund achieved a total return of 7.31% in the first half of the year.

North America

Throughout 1999, U.S. investors were focused on growth and technology stocks at the expense of more defensive value plays, such as property stocks. This trend reversed in 2000, particularly in the second quarter, as volatility hit the technology sector and the Nasdaq Composite Index+ fell over 30% in the first six months of the year. The resulting shift in investor focus from growth stocks to defensive value stocks along with deep discounts to net asset values, strong earnings growth, 7% yields and some industry consolidation in the sector led to this outperformance of real estate securities. Real estate securities showed strong performance across the board, with the top performing sectors including hotel, apartment and office properties. Going into the year, we believed that U.S. real estate securities were very undervalued after a two-year bear market for REITs, and thus we maintained an average 65%-75% U.S. position in the Fund throughout the first six months of the year, ending the second quarter with a 73.9% position. This heavy allocation, along with an emphasis on the stronger performing sectors, particularly office properties, boosted Fund performance substantially. Canadian stocks followed much the same pattern as their U.S. counterparts. At June 30, 8.2% of Fund assets were held in Canadian property stocks.

Asia

The Southeast Asian markets had a difficult and disappointing first half. After a year of strong economic recovery and exceptional market gains in the region in 1999, the markets corrected sharply in 2000. Despite continuing economic strength throughout most of Asia, stock prices had soared ahead of the pace of the recovery, and thus retreated. The Asian property markets fell 8.6% for the period, both a reflection of the general markets and rising interest rates. We cut back on the Fund's relatively small position in Southeast Asia during the period, with 2.6% of assets in Hong Kong, 0.3% in the Philippines and 0.1% in Singapore at June 30.

The Japanese market (2.2% of Fund assets) was a notable exception in Asia. Although the general market fell 7.7% (-10.9% in U.S. dollars terms), the property market fared well in the midst of a Japanese real estate recovery. The large capitalization Japanese companies held in the portfolio have been prime beneficiaries, not only of this recovery, but of the "securitization" of the real estate market as well.

Europe

The European markets turned in lackluster performance in the first half of 2000 as market volatility and uncertainty hit the region, much as it did in the U.S. A weakening euro forced returns lower and often into negative territory in U.S. dollar terms. Unlike in the U.S., where real estate stocks again became favorable as a defensive play, European property stocks disappointed, with gains of 1.29%. We remain bullish on property stocks on the Continent, where the economic expansion (and the real estate cycle) is somewhat behind that of the U.S. and there is considerable corporate restructuring taking place. Although the UK is further along in its economic cycle than the rest of Europe, certain large capitalization UK property stocks should benefit from potential mergers and other corporate restructuring activities. We maintained an average of over 10% of portfolio assets in Europe during the period with the largest position in the UK (5.8%).

The Outlook

Our outlook on world property markets in general is positive due to global economic expansion and attractive valuations on most property stocks. The U.S. real estate cycle is approaching maturity, but has been enjoying an extended equilibrium phase as

                          Worldwide Real Estate Fund

-------------------------------------------------------------------------------
tightening lending standards and rising interest rates have constrained new building, keeping existing properties in demand and boosting their pricing power during a period of continued economic growth. Thus, with earnings growth on property stocks continuing at 8%-10%, healthy dividend yields and still-attractive valuations, we continue to favor the domestic market. In Europe, property stocks have yet to rebound at all and, as mentioned above, given that Europe is earlier in its economic and real estate cycles than the U.S. and with corporate restructuring in the works, this region also offers promise in our opinion. An additional positive is that the downside risk in the euro appears to be minimal at this point. Asian property stocks will probably continue to follow the rest of the Asian markets near term and, therefore, will experience volatility over the next few months. However, once U.S. interest rate hikes are at an end, these markets should offer competitive performance.

We appreciate your participation in the Worldwide Real Estate Fund and look forward to helping you meet your investment goals in the future.

[PHOTO]

/s/ Derek S. van Eck
Derek S. van Eck
Portfolio Manager

July 19, 2000
  The Fund involves greater investment risk than many mutual funds. It should be viewed as a complement to a broad-based portfolio and not as a complete investment program by itself. The Fund is subject to certain risks associated with international investing, the real estate industry in general and REITs in particular. REITs are subject to interest rate risk, heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income.

  The Morgan Stanley REIT Index, S&P 500 Index, Salomon Smith Barney World Property Index and the Nasdaq Composite Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

  * The Morgan Stanley REIT Index is a total return index comprised of the most actively traded U.S. real estate investment trusts and is designed to be a measure of real estate equity performance.

 ** The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

*** The Salomon Smith Barney World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the index.

  + The Nasdaq Composite Index is a broad-based capitalization weighted index of all Nasdaq national market and small-cap stocks.

                           Worldwide Real Estate Fund

--------------------------------------------------------------------------------
The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not take variable annuity/life fees and expenses into account.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.


                                    [GRAPH]

                            Geographical Weightings
                              as of June 30, 2000

                            Canada            8.2%
                            Japan             2.2%
                            United Kingdom    5.8%
                            United States    73.9%
                            Hong Kong         2.6%
                            Spain             2.6%
                            Other             4.4%
                            Cash/Equivalents  0.3%

                           Worldwide Real Estate Fund
                  Top Ten Equity Holdings as of June 30, 2000*
--------------------------------------------------------------------------------
Equity Residential Properties Trust
(U.S., 4.9%)

Equity Residential Properties, a self-administered and self-managed real estate investment trust (REIT), owns and operates multi-family apartment properties throughout the United States. The company also has property partnership interests and investments in subordinated mortgages (which are collateralized by properties).

Equity Office Properties Trust
(U.S., 4.6%)

Equity Office Properties is a fully integrated, self-administered and self-managed REIT engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

Prentiss Properties Trust
(U.S., 4.6%)

Prentiss Properties is a self-administered and self-managed REIT. The trust owns, manages, acquires, leases, develops, and builds industrial properties throughout the United States.

Boston Properties, Inc.
(U.S., 4.3%)

Boston Properties develops, redevelops, acquires, manages, operates and leases commercial office and industrial real estate properties. The company has a significant presence in the Boston, Washington, D.C. and midtown Manhattan real estate markets.

TrizecHahn Corp.
(Canada, 4.2%)

TrizecHahn is a real estate development and operating company. The company, through its wholly owned subsidiaries, acquires, develops, manages and owns income-producing commercial real estate comprised primarily of office buildings in the United States and Canada.

Host Marriott Corp.
(U.S., 3.3%)

Host Marriott owns controlling interests in luxury full-service hotels such as Marriott, Ritz Carlton, Four Seasons, Hyatt and Swissotel brand names.

Prologis Trust
(U.S., 3.2%)

Prologis is a REIT that engages in the acquisition, development, marketing, leasing and long-term ownership of industrial distribution facilities and the development of master-planned distribution parks and corporate distribution facilities for its customers.

Simon Property Group, Inc.
(U.S., 3.1%)

Simon Property is a self-administered and self-managed, paired-share REIT. The company is engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

Reckson Associates Realty Corp.
(U.S., 2.9%)

Reckson Associates Realty is a self-managed and self-administered REIT. The company owns, develops, acquires, leases, and manages office and industrial properties in the New York tri-state area.

The Macerich Company
(U.S., 2.7%)

Macerich is a fully integrated, self-administered and self-managed REIT. The company acquires, owns, redevelops, manages and leases regional and community shopping centers located throughout the United States.
-------
*Portfolio is subject to change.

                           Worldwide Real Estate Fund
                       Schedule of Portfolio Investments
                           June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

         No. of                                                      Value
 Country Shares                  Securities (a)                     (Note 1)

-----------------------------------------------------------------------------
 AUSTRALIA: 1.3%
           8,000 Westfield Holdings Ltd.                           $   54,948
                                                                   ----------
 CANADA: 8.2%
           7,500 Brookfield Properties Corp.                           99,517
           6,000 Oxford Properties Group, Inc.                         68,674
          10,000 TrizecHahn Corp.                                     178,750
                                                                   ----------
                                                                      346,941
                                                                   ----------
 FRANCE: 1.7%
              75 Societe Fonciere Lyonnaise Warrants (expiring
                  7/30/02)                                                 18
             500 Unibail S.A.                                          69,299
             500 Unibail S.A.Warrants (expiring 5/11/04)                2,977
                                                                   ----------
                                                                       72,294
                                                                   ----------
 HONG KONG: 2.6%
          10,000 Cheung Kong (Holdings) Ltd.                          110,639
                                                                   ----------
 JAPAN: 2.2%
           4,000 Mitsubishi Estate Co. Ltd.                            47,021
           4,000 Mitsui Fudoson Co. Ltd.                               43,329
                                                                   ----------
                                                                       90,350
                                                                   ----------
 PHILIPPINES: 0.3%
          30,000 Ayala Land, Inc.                                       3,815
         500,000 Metro Pacific Corp.                                    7,283
                                                                   ----------
                                                                       11,098
                                                                   ----------
 SINGAPORE: 0.1%
           2,400 Singapore Land Ltd. Warrants (expiring 3/23/05)        2,166
                                                                   ----------
 SPAIN: 2.6%
           3,150 Inmobiliaria Colonial, S.A.                           42,153
           4,050 Metrovacesa, S.A.                                     68,133
                                                                   ----------
                                                                      110,286
                                                                   ----------
 SWEDEN: 1.0%
           4,000 Castellum AB                                          43,232
           4,000 Castellum AB Rights (expiring 7/05/00)                   264
                                                                   ----------
                                                                       43,496
                                                                   ----------
 UNITED KINGDOM: 5.8%
          14,500 British Land Co. PLC                                  87,943
          14,000 Capital Shopping Centers PLC                          87,033
           6,000 Land Securities PLC                                   71,688
                                                                   ----------
                                                                      246,664
                                                                   ----------
 UNITED STATES: 73.9%
           3,000 AMB Property Corp.                                    68,438
           2,000 Apartment Investment & Management Co.                 86,500
           2,500 Archstone Communities Trust                           52,656
           2,000 AvalonBay Communities, Inc.                           83,500
           4,700 Boston Properties, Inc.                              181,538
           5,100 Brandywine Realty Trust                               97,538
           2,700 Camden Property Trust                                 79,313
           4,800 Crescent Real Estate Equities Co.                     98,400
           5,000 Developers Diversified Realty Corp.                   74,688
           3,500 Duke-Weeks Realty Co.                                 78,313

         No. of                                             Value
 Country Shares             Securities (a)                 (Note 1)

--------------------------------------------------------------------
 UNITED STATES (continued)
          7,067 Equity Office Properties Trust            $  194,773
          4,500 Equity Residential Properties Trust          207,000
          4,000 Federal Realty Investment Trust               80,000
          3,000 Gables Residential Trust                      77,438
          2,200 General Growth Properties, Inc.               69,850
         15,000 Host Marriott Corp.                          140,625
          3,800 Kilroy Realty Corp.                           98,563
          5,250 Macerich Co. (The)                           115,828
          4,500 Mack-Cali Realty Corp.                       115,594
          3,500 Mills Corp.                                   65,844
          2,000 Post Properties, Inc.                         88,000
          8,100 Prentiss Properties Trust                    194,400
          6,250 Prologis Trust                               133,203
          3,500 Public Storage, Inc.                          82,031
          5,200 Reckson Associates Realty Corp.              123,500
          2,500 Shurgard Storage Centers, Inc.(Class A)       56,250
          6,000 Simon Property Group, Inc.                   133,125
          2,500 SL Green Realty Corp.                         66,875
          1,000 Speiker Properties, Inc.                      46,000
          7,000 Trammell Crow Co.                             75,250
          1,750 Vornado Realty Trust                          60,811
                                                          ----------
                                                           3,125,844
                                                          ----------
 Total Stocks and Other Investments: 99.7%
 (Cost: $4,024,346)                                        4,214,726
                                                          ----------

                                                 Date of
          Short-Term Obligation: 17.7%           Maturity Coupon

----------------------------------------------------------------------------
Repurchase Agreement (Note 8): Purchased on
 6/30/00; maturity value $747,000 (with State
 Street Bank & Trust Co., collateralized by
 $760,000 Federal National Mortgage
 Association--6.00% due
 9/24/01 with a value of $765,405)
 (Cost:$747,000)                                 7/03/00   6.45% $  747,000
                                                                 ----------
Total Investments: 117.4%
(Cost: $4,771,346)                                                4,961,726
Other assets less liabilities: (17.4)%                             (733,922)
                                                                 ----------
Net Assets: 100%                                                 $4,227,804
                                                                 ==========

Summary of
Investments         % of
By Industry      Net Assets
-----------      ----------
Diversified         19.6%
Hotels               3.3%
Office/ Indus-
 trial              37.0%
Real Estate          2.6%
Residential         16.0%

Summary of
Investments                                                         % of
By Industry                                                      Net Assets
-----------                                                      ----------
Retail                                                              16.1%
Specialty                                                            1.8%
Storage                                                              3.3%
Short-Term Obligation                                               17.7%
Other assets less liabilities                                      (17.4)%
                                                                   -----
                                                                   100.0%
                                                                   =====

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
                       See Notes to Financial Statements

                Worldwide Real Estate Fund Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

Assets:
Investments, at value (cost, $4,771,346) (Note 1)..................  $4,961,726
Cash and foreign currency..........................................       5,583
Receivables:
 Dividends and interest............................................      26,289
Deferred organization costs (Note 1)...............................       3,054
                                                                     ----------
  Total assets.....................................................   4,996,652
                                                                     ----------
Liabilities:
Payables:
 Securities purchased..............................................     713,819
 Capital shares redeemed...........................................      26,149
 Due to adviser....................................................       4,771
 Accounts payable..................................................      24,109
                                                                     ----------
  Total liabilities................................................     768,848
                                                                     ----------
Net assets.........................................................  $4,227,804
                                                                     ==========
Shares outstanding.................................................     440,456
                                                                     ==========
Net asset value, redemption and offering price per share...........  $     9.60
                                                                     ==========
Net assets consist of:
 Aggregate paid in capital.........................................  $4,390,238
 Unrealized appreciation of investments and foreign currencies.....     190,265
 Undistributed net investment income...............................      59,115
 Accumulated realized loss.........................................    (411,814)
                                                                     ----------
                                                                     $4,227,804
                                                                     ==========

Statement of Operations
Six Months Ended June 30, 2000

Income: (Note 1)
Dividends (net of foreign taxes withheld of $2,754).....            $ 89,541
Interest................................................              15,778
                                                                    --------
  Total income..........................................             105,319
Expenses:
Management (Note 2).....................................  $ 19,115
Administration (Note 2).................................     1,532
Professional............................................    11,252
Reports to shareholders.................................     8,732
Custodian...............................................     6,589
Amortization of deferred organization costs (Note 1)....       714
Trustees' fees and expenses.............................       598
Interest (Note 7).......................................       480
Other...................................................     1,284
                                                          --------
  Total expenses........................................    50,296
Expenses assumed by the Adviser and reduced by a
 brokerage arrangement (Note 2).........................   (21,145)
                                                          --------
  Net expenses..........................................              29,151
                                                                    --------
Net investment income...................................              76,168
                                                                    --------
Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized loss from security transactions................            (289,347)
Realized loss from foreign currency transactions........                (397)
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currency transactions...                  24
Change in unrealized depreciation of investments........             399,604
                                                                    --------
Net gain on investments, forward foreign currency
 contracts and foreign currency transactions............             109,884
                                                                    --------
Net Increase in Net Assets Resulting from Operations....            $186,052
                                                                    ========

                       See Notes to Financial Statements

                Worldwide Real Estate Fund Financial Statements

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                      Six Months
                                                         Ended
                                                       June 30,     Year Ended
                                                         2000      December 31,
                                                      (Unaudited)      1999
                                                      -----------  ------------
Increase in Net Assets:
Operations:
 Net investment income..............................  $    76,168   $   77,780
 Realized gain (loss) from security transactions....     (289,347)      37,903
 Realized loss from foreign currency transactions...         (397)      (2,014)
 Change in unrealized depreciation of forward
  foreign currency contracts and foreign currency
  transactions......................................           24          895
 Change in unrealized depreciation of investments...      399,604     (204,530)
                                                      -----------   ----------
 Net increase (decrease) in net assets resulting
  from operations...................................      186,052      (89,966)
                                                      -----------   ----------
Dividends and distributions to shareholders from:
 Net investment income..............................      (73,323)     (38,540)
                                                      -----------   ----------
Capital share transactions*:
 Net proceeds from sales of shares..................    6,284,127    2,176,857
 Reinvestment of dividends and distributions........       73,323       38,540
 Cost of shares reacquired..........................   (5,408,862)    (826,782)
                                                      -----------   ----------
 Increase in net assets resulting from capital share
  transactions......................................      948,588    1,388,615
                                                      -----------   ----------
 Total increase in net assets.......................    1,061,317    1,260,109
Net Assets:
Beginning of period.................................    3,166,487    1,906,378
                                                      -----------   ----------
End of period (including undistributed net
 investment income of $59,115 and $56,667,
 respectively)......................................  $ 4,227,804   $3,166,487
                                                      ===========   ==========
*Shares of Beneficial Interest Issued and Redeemed
 (unlimited number of $.001 par value shares
 authorized)
 Shares sold........................................      669,485      228,278
 Reinvestment of dividends and distributions........        8,361        4,171
 Shares reacquired..................................     (583,370)     (86,231)
                                                      -----------   ----------
 Net increase.......................................       94,476      146,218
                                                      ===========   ==========

                       See Notes to Financial Statements

                          Worldwide Real Estate Fund

-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                                                                   For the Period
                            Six Months                                June 23,
                            Ended June    Year Ended   Year Ended    1997(a) to
                             30, 2000    December 31, December 31,  December 31,
                            (Unaudited)      1999         1998          1997
                            -----------  ------------ ------------ --------------
Net Asset Value, Beginning
 of Period................    $ 9.15        $ 9.54      $ 11.96        $10.00
                              ------        ------      -------        ------
Income From Investment
 Operations:
 Net Investment Income....      0.17          0.25         0.22          0.18
 Net Gain (Loss) on
  Investments (both
  Realized and
  Unrealized).............      0.48         (0.44)       (1.45)         1.78
                              ------        ------      -------        ------
Total From Investment
 Operations...............      0.65         (0.19)       (1.23)         1.96
                              ------        ------      -------        ------
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income.......     (0.20)        (0.20)       (0.19)           --
 Distributions from
  Realized Capital Gains..        --            --        (1.00)           --
                              ------        ------      -------        ------
Total Dividends and
 Distributions............     (0.20)        (0.20)       (1.19)           --
                              ------        ------      -------        ------
Net Asset Value, End of
 Period...................    $ 9.60        $ 9.15      $  9.54        $11.96
                              ======        ======      =======        ======
Total Return(b)...........     7.31%        (2.01%)     (11.35%)       19.60%
---------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period
 (000)....................    $4,228        $3,166      $ 1,906        $  844
Ratio of Gross Expenses to
 Average Net Assets.......     2.63%(c)      3.23%        5.32%         4.92%(c)
Ratio of Net Expenses
 (excluding interest
 expense)
 to Average Net Assets....     1.50%(c)      1.44%        0.89%         0.00%
Ratio of Net Investment
 Income to Average Net
 Assets...................     3.98%(c)      3.33%        3.33%         3.62%(c)
Portfolio Turnover Rate...      110%          172%         107%          123%

-------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
(c) Annualized.
                       See Notes to Financial Statements
-------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

                          Worldwide Real Estate Fund

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)

F. Deferred organization costs are being amortized over a period not to exceed five years.

Note 2--Management Agreement--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.50% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the six months ended June 30, 2000. For the six months ended June 30, 2000 the Adviser assumed expenses in the amount of $20,012.

Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation.

In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions. For the six months ended June 30, 2000, the Adviser agreed to assume such costs.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six months ended June 30, 2000, the portion of the Fund's expenses reduced by this directed brokerage agreement amounted to $133.

Note 3--Investments--Purchases and sales of securities, other than short-term obligations, aggregated $4,599,939 and $3,503,529, respectively, for the six months ended June 30, 2000. For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $4,771,346. As of June 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $190,380 of which $291,083 related to appreciated securities and $100,703 related to depreciated securities.

As of December 31, 1999, the Fund had a capital loss carryforward of $26,121 available, expiring December 31, 2006.

Note 4--Concentration of Risk--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--Forward Foreign Currency Contracts--The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions. At June 30, 2000, the Fund did not have any outstanding forward foreign currency contracts.

Note 6--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2000, the total value of the asset and corresponding liability of the Fund's portion of the plan is $976.

Note 7--Bank Line of Credit--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Fund borrowed an average daily amount of $26,143 at a weighted average interest rate of 6.71% under the Facility.

Note 8--Repurchase Agreements--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Van Eck Global [LOGO]                                   [LOGO]
                                                        Retire on Your Terms
Investment Adviser: Van Eck Associates Corporation      Variable Annuities
       Distributor: Van Eck Securities Corporation
                    99 Park Avenue, New York, NY 10016    www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.